SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                  May 11, 1999
               (Date of Report - Date of earliest event reported)





                             KERR-MCGEE CORPORATION
             (Exact name of registrant as specified in its charter)


   Delaware                         1-3939                  73-0311467
  (State of                (Commission File Number)       (IRS Employer
Incorporation)                                          Identification No.)



    Kerr-McGee Center
    Oklahoma City, Oklahoma                                  73125
(Address of principal executive offices)                  (Zip Code)



                                 (405) 270-1313
                         (Registrant's telephone number)

Item 5.           Other Events

         On May 11, 1999, Kerr-McGee Corporation issued a press release to report in conjunction with the annual stockholders' meeting the retirement of Robert L. Keiser as chairman and as a member of the board of directors of Kerr-McGee Corporation effective June 1, 1999. In addition, the company announced the resignation of Richard M. Rompala from its board of directors. A copy of the press release is attached as Exhibit 99.1


Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

              (c)      Exhibits

              99.1     Press Release dated May 11, 1999.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  KERR-MCGEE CORPORATION


                                        By:      (Deborah A. Kitchens)
                                                  Deborah A. Kitchens
                                                  Vice President and Controller

Dated:        May 12, 1999